EXHIBIT 10.209

                                OMNIBUS AMENDMENT

      THIS OMNIBUS AMENDMENT, dated as of June 15, 2005 (this "Amendment") is entered into by and among the Transaction Parties (defined below) and the Required Purchasers (defined below) and relates to the following transaction documents (the "Transaction Documents"): (1) the Purchase and Contribution Agreement, dated as of December 1, 2004 (the "Purchase Agreement"), by and among Bluegreen Corporation ("Bluegreen") and Bluegreen Receivables Finance Corporation IX (the "Depositor") and their respective permitted successors and assigns, (2) the Sale Agreement, dated as of December 1, 2004 (the "Sale Agreement"), by and among the Depositor, BXG Receivables Note Trust 2004-C (the "Issuer") and their respective permitted successors and assigns, (3) the Indenture, dated as of December 1, 2004 (the "Indenture"), among the Issuer, Bluegreen, Vacation Trust, Inc. (the "Club Trustee"), Concord Servicing Corporation (the "Backup Servicer"), U.S. Bank National Association (the "Indenture Trustee") and Branch Banking and Trust Company (the "Agent", and together with Bluegreen, the Depositor, the Issuer, the Club Trustee, the Backup Servicer and the Indenture Trustee, the "Transaction Parties") and (4) the Note Funding Agreement, dated as of December 1, 2004 (the "Note Funding Agreement"), by and among the Issuer, Bluegreen, the Depositor, the purchasers parties thereto and the Agent.

                                    RECITALS

      WHEREAS, certain of the Transaction Documents require the written consent of the Required Purchaser (as such term is defined in the Standard Definitions attached as Annex A to each of the Transaction Documents) in order to amend the same;

      WHEREAS, as of the date hereof, Legacy Capital Company, LLC is the Required Purchaser under the Note Funding Agreement;

      WHEREAS, the Transaction Parties and the Required Purchaser desire to change the seasoning requirement for certain Timeshare Loans from two months to one month as more specifically set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

      Section 1.01. Defined Terms.

      Capitalized terms used but not defined or modified in this Amendment shall have the respective meanings assigned to them in the Standard Definitions attached as Annex A to each of the Transaction Documents.

      Section 2.01 Amendment to Purchase Agreement

      The Purchase Agreement is hereby amended by deleting item (rr) from
Schedule 1 to the Purchase Agreement and replacing it in its entirety with the following:

      "(rr) except for certain 50/50 Loans or if such Timeshare Loan is a Qualified Substitute Timeshare Loan that is an Upgrade Loan replacing its related Original Club Loan, the Obligor has made at least one (1) month's aggregate required payments with respect to the Timeshare Loan (not including any down payment);".


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      Section 2.02 Amendment to Sale Agreement

      The Sale Agreement is hereby amended by deleting item (rr) from Schedule 1 to the Sale Agreement and replacing it in its entirety with the following:

      "(rr) except for certain 50/50 Loans or if such Timeshare Loan is a Qualified Substitute Timeshare Loan that is an Upgrade Loan replacing its related Original Club Loan, the Obligor has made at least one (1) month's aggregate required payments with respect to the Timeshare Loan (not including any down payment);".

      Section 3.01 References in all Transaction Documents

      The parties hereto agree that any reference to the Purchase Agreement or the Sale Agreement, including any representation made therein, in each of the other Transaction Documents shall now refer to the Purchase Agreement and/or Sale Agreement as amended herein.

      Section 4.01. Counterparts.

      This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 4.02. Governing Law.

      THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES AND THE REQUIRED PURCHASER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 4.03. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

      Section 4.04. Continuing Effect.

      Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

      Section 4.05. Successors and Assigns.

      This Amendment shall be binding upon and inure to the benefit of the Transaction Parties, the Required Purchaser and their respective successors and permitted assigns.

      Section 4.06. No Bankruptcy Petition Against the Structured Purchaser

      Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of Legacy Capital Company, LLC ("Legacy"), it will not institute against, or join any other Person in instituting against, Legacy any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other

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similar proceedings under the Laws of the United States or any state of the
United States. The agreements set forth in this Section 4.06 and the parties' respective obligations under this Section 4.06 shall survive the termination of this Amendment.

                           [Signature page to follow]

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   IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

                                    BLUEGREEN CORPORATION


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


                                    BLUEGREEN RECEIVABLES FINANCE
                                            CORPORATION IX,


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


                                    BXG RECEIVABLES NOTE TRUST 2004-C,

                                    By:     Wilmington Trust Company,
                                            as Owner Trustee


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


                                    CONCORD SERVICING CORPORATION


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


                                    VACATION TRUST, INC.


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


                                    BRANCH BANKING AND TRUST COMPANY


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


                                    LEGACY CAPITAL COMPANY, LLC


                                    By:
                                       -------------------------------
                                    Name:
                                    Title: